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                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549





                                      FORM 8-A/A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                      PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


                       MEEMIC HOLDINGS, INC.
--------------------------------------------------------------------------------

              (Exact name of registrant as specified in its charter)


        MICHIGAN                                  38-3436541
---------------------------------------   -------------------------------------
(State of incorporation or organization)  I.R.S. employer identification number)


691 NORTH SQUIRREL ROAD, SUITE 200, AUBURN HILLS, MI          48326
----------------------------------------------------        -------------------
         (Address of principal executive offices)           (Zip Code)


Securities to be registered pursuant to Section 12(b) of the Act:

None.


Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class                               Name of each exchange on which
to be so registered                               each class is to be registered
------------------------------                    -----------------------------

Common Stock (no par value)                       NASDAQ National Market


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                                                            Page 2 of 2 pages


                                      SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date:  April 15, 1999              MEEMIC HOLDINGS, INC.


                               By: /s/ R. Kevin Clinton
                                   ---------------------------------------------
                                   R. Kevin Clinton
                                   Its: President and Chief Executive Officer